Putnam Large Cap Value Fund
The fund's portfolio
7/31/24 (Unaudited)

COMMON STOCKS (96.0%)(a)
	Shares	Value
Aerospace and defense (2.9%)
Northrop Grumman Corp.	879,585	$426,000,607
RTX Corp.	4,118,589	483,893,022

		909,893,629
Air freight and logistics (2.0%)
FedEx Corp.	2,040,582	616,765,910

		616,765,910
Automobiles (1.7%)
General Motors Co.	11,969,724	530,498,168

		530,498,168
Banks (7.9%)
Bank of America Corp.	19,065,015	768,510,755
Citigroup, Inc.	13,431,236	871,418,592
JPMorgan Chase & Co.	1,409,074	299,850,947
PNC Financial Services Group, Inc. (The)	2,624,116	475,227,408

		2,415,007,702
Beverages (2.4%)
Coca-Cola Co. (The)	11,153,899	744,411,219

		744,411,219
Biotechnology (4.9%)
AbbVie, Inc.	4,417,384	818,629,603
Regeneron Pharmaceuticals, Inc.(NON)	656,354	708,330,673

		1,526,960,276
Building products (0.9%)
Johnson Controls International PLC	4,120,922	294,810,760

		294,810,760
Capital markets (4.0%)
Charles Schwab Corp. (The)	6,737,081	439,190,310
CME Group, Inc.	1,496,344	289,856,796
Goldman Sachs Group, Inc. (The)	745,477	379,470,157
State Street Corp.	1,632,687	138,729,414

		1,247,246,677
Chemicals (3.9%)
Corteva, Inc.	7,939,925	445,429,793
DuPont de Nemours, Inc.	3,570,948	298,888,348
Eastman Chemical Co.	1,930,875	199,517,314
PPG Industries, Inc.	1,855,032	235,551,963

		1,179,387,418
Construction materials (1.3%)
CRH PLC	4,761,647	408,073,148

		408,073,148
Consumer finance (1.9%)
Capital One Financial Corp.	3,849,304	582,784,626

		582,784,626
Consumer staples distribution and retail (4.4%)
BJ's Wholesale Club Holdings, Inc.(NON)	2,224,800	195,693,408
Target Corp.	2,135,634	321,220,710
Walmart, Inc.	11,829,716	811,991,706

		1,328,905,824
Containers and packaging (0.6%)
Ball Corp.	2,729,026	174,193,730

		174,193,730
Electric utilities (3.9%)
NextEra Energy, Inc.	6,496,009	496,230,128
NRG Energy, Inc.	5,309,853	399,141,650
PPL Corp.	10,014,602	297,633,971

		1,193,005,749
Electronic equipment, instruments, and components (0.5%)
Vontier Corp.	4,075,550	159,883,827

		159,883,827
Financial services (1.3%)
Apollo Global Management, Inc.	3,100,291	388,497,465

		388,497,465
Health care equipment and supplies (1.3%)
Boston Scientific Corp.(NON)	5,337,652	394,345,730

		394,345,730
Health care providers and services (5.9%)
Cigna Group (The)	1,331,032	464,090,927
McKesson Corp.	1,088,206	671,444,866
UnitedHealth Group, Inc.	1,156,278	666,201,132

		1,801,736,925
Hotels, restaurants, and leisure (1.1%)
Hilton Worldwide Holdings, Inc.	1,600,146	343,503,342

		343,503,342
Household durables (2.5%)
PulteGroup, Inc.	5,811,787	767,155,884

		767,155,884
Household products (2.1%)
Procter & Gamble Co. (The)	3,965,047	637,420,956

		637,420,956
Industrial conglomerates (1.4%)
Honeywell International, Inc.	2,041,560	418,009,410

		418,009,410
Insurance (2.5%)
American International Group, Inc.	5,017,639	397,547,538
AXA SA (France)	10,657,743	374,750,753

		772,298,291
Life sciences tools and services (2.0%)
Thermo Fisher Scientific, Inc.	974,807	597,888,125

		597,888,125
Machinery (2.4%)
Ingersoll Rand, Inc.	4,523,756	454,185,102
Otis Worldwide Corp.	3,013,388	284,765,166

		738,950,268
Media (1.6%)
Charter Communications, Inc. Class A(NON)(S)	753,227	286,015,356
Comcast Corp. Class A	4,856,167	200,414,012

		486,429,368
Metals and mining (1.6%)
Freeport-McMoRan, Inc.	10,514,393	477,458,586

		477,458,586
Office REITs (0.7%)
Vornado Realty Trust(R)	6,721,794	201,586,602

		201,586,602
Oil, gas, and consumable fuels (7.0%)
ConocoPhillips	3,605,604	400,943,165
Exxon Mobil Corp.	7,861,151	932,253,897
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom) (United Kingdom)	11,667,128	426,720,957
Valero Energy Corp.	2,256,041	364,846,951

		2,124,764,970
Passenger airlines (1.4%)
Southwest Airlines Co.	15,479,684	417,022,687

		417,022,687
Personal care products (0.3%)
Kenvue, Inc.	4,643,106	85,851,030

		85,851,030
Pharmaceuticals (3.0%)
AstraZeneca PLC ADR (United Kingdom)	5,838,799	462,140,941
Merck & Co., Inc.	1,864,990	210,986,319
Sanofi SA (France)	2,445,512	252,305,635

		925,432,895
Semiconductors and semiconductor equipment (3.1%)
NXP Semiconductors NV	1,492,445	392,751,826
Qualcomm, Inc.	3,070,191	555,551,061

		948,302,887
Software (4.7%)
Microsoft Corp.	1,947,152	814,591,039
Oracle Corp.	4,352,640	606,975,648

		1,421,566,687
Specialized REITs (1.4%)
American Tower Corp.(R)	679,665	149,798,166
Gaming and Leisure Properties, Inc.(R)	5,242,428	263,169,886

		412,968,052
Specialty retail (1.0%)
O'Reilly Automotive, Inc.(NON)	258,427	291,076,667

		291,076,667
Tobacco (1.9%)
Philip Morris International, Inc.	4,917,038	566,246,096

		566,246,096
Trading companies and distributors (1.2%)
United Rentals, Inc.	467,886	354,236,491

		354,236,491
Wireless telecommunication services (1.4%)
T-Mobile US, Inc.	2,358,284	429,868,005

		429,868,005

Total common stocks (cost $19,887,283,848)		$29,314,446,082

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
4.375%, 8/31/28(i)	$453,000	$468,120
0.625%, 8/15/30(i)	420,000	346,734

Total U.S. treasury obligations (cost $814,854)		$814,854

SHORT-TERM INVESTMENTS (3.9%)(a)
		Principal amount/shares	Value
Atlantic Asset Securitization, LLC asset-backed commercial paper 5.373%, 8/20/24		$50,000,000	$49,851,343
Barclays Bank, PLC commercial paper 5.375%, 8/29/24 (United Kingdom)		50,000,000	49,784,568
Chariot Funding, LLC asset-backed commercial paper 5.371%, 8/19/24		30,000,000	29,915,286
Chariot Funding, LLC asset-backed commercial paper 5.374%, 8/28/24		50,000,000	49,791,465
DNB Bank ASA commercial paper 5.399%, 8/26/24 (Norway)		12,850,000	12,800,841
Federal Home Loan Banks discount notes commercial paper 5.301%, 9/20/24		109,614,000	108,801,075
Interest in $200,000,000 tri-party repurchase agreement dated 7/31/2024 with JPMorgan Securities, LLC due 8/1/2024 - maturity value of $200,029,667 for an effective yield of 5.340% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 1.375% to 4.125% and due dates ranging from 10/31/2027 to 8/15/2050, valued at $204,030,284)		200,000,000	200,000,000
Interest in $300,000,000 joint tri-party repurchase agreement dated 7/31/2024 with Barclays Capital, Inc. due 8/1/2024 - maturity value of $200,029,667 for an effective yield of 5.340% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 5.428% and due dates ranging from 10/15/2024 to 11/30/2030, valued at $306,045,465)		200,000,000	200,000,000
Interest in $444,006,000 joint tri-party repurchase agreement dated 7/31/2024 with Citigroup Global Markets, Inc. due 8/1/2024 - maturity value of $140,743,913 for an effective yield of 5.350% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 1.125% to 6.500% and due dates ranging from 10/31/2026 to 4/1/2053, valued at $452,905,868)		140,723,000	140,723,000
Manhattan Asset Funding Co., LLC asset-backed commercial paper 5.369%, 8/29/24 (Japan)		43,000,000	42,814,209
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	Shares	15,825,375	15,825,375
Putnam Short Term Investment Fund Class P 5.47%(AFF)	Shares	210,332,717	210,332,717
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%(P)	Shares	2,771,000	2,771,000
U.S. Treasury Bills 5.367%, 8/20/24(SEG)		$50,000,000	49,860,728
U.S. Treasury Bills 5.382%, 8/27/24(SEG)(SEGSF)		6,400,000	6,375,604
U.S. Treasury Bills 5.386%, 9/24/24(SEG)(SEGSF)		2,200,000	2,182,675
U.S. Treasury Bills 5.377%, 10/24/24(SEG)(SEGSF)		7,100,000	7,014,947

Total short-term investments (cost $1,178,896,567)			$1,178,844,833
TOTAL INVESTMENTS

Total investments (cost $21,066,995,269)			$30,494,105,769

	FORWARD CURRENCY CONTRACTS at 7/31/24 (aggregate face value $1,346,408,573) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	9/18/24	$36,760,141	$37,072,595	$312,454
	Barclays Bank PLC
		British Pound	Sell	9/18/24	185,140,526	183,890,994	(1,249,532)
		Euro	Sell	9/18/24	98,439,236	98,853,971	414,735
	Citibank, N.A.
		British Pound	Sell	9/18/24	191,517,098	189,174,596	(2,342,502)
	Goldman Sachs International
		British Pound	Sell	9/18/24	185,812,380	184,544,300	(1,268,080)
		Euro	Sell	9/18/24	46,347,474	46,743,812	396,338
	HSBC Bank USA, National Association
		British Pound	Sell	9/18/24	6,730,376	6,684,419	(45,957)
		Euro	Sell	9/18/24	59,457,022	59,965,684	508,662
	JPMorgan Chase Bank N.A.
		British Pound	Sell	9/18/24	28,660,945	28,466,061	(194,884)
		Euro	Sell	9/18/24	54,476,312	54,938,596	462,284
	Morgan Stanley & Co. International PLC
		Euro	Sell	9/18/24	179,911,994	181,534,267	1,622,273
	NatWest Markets PLC
		British Pound	Sell	9/18/24	31,282,901	31,068,924	(213,977)
		Euro	Sell	9/18/24	2,156,019	2,174,544	18,525
	State Street Bank and Trust Co.
		British Pound	Sell	9/18/24	91,707,617	91,078,547	(629,070)
		Euro	Sell	9/18/24	56,347,834	56,378,201	30,367
	UBS AG
		Euro	Sell	9/18/24	61,764,996	62,294,828	529,832
	WestPac Banking Corp.
		British Pound	Sell	9/18/24	31,757,855	31,544,234	(213,621)

	Unrealized appreciation						4,295,470

	Unrealized (depreciation)						(6,157,623)

	Total						$(1,862,153)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 7/31/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	1,037	$286,331,255	$288,182,300	Sep-24	$2,148,118

Unrealized appreciation					2,148,118

Unrealized (depreciation)					—

Total					$2,148,118

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2023 through July 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $30,542,884,083.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, Putnam Government Money Market Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 10/31/23	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 7/31/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$198,693,235	$311,726,098	$494,593,958	$1,375,429	$—	$—	$—	15,825,375	$15,825,375
	Putnam Government Money Market Fund Class G†	—	21,000,000	21,000,000	138,582	—	—	—	—	—
	Putnam Short Term Investment Fund Class P‡	133,471,743	536,226,107	459,365,133	7,087,070	—	—	—	210,332,717	210,332,717

	Total Short-term investments	332,164,978	868,952,205	974,959,091	8,601,081	—	—	—		226,158,092
	Common stocks**
	Financials
	Assured Guaranty, Ltd. Δ	183,437,842	—	249,875,265	1,734,428	—	176,187,653	(109,750,230)	—	—

	Total Common Stock	183,437,842	—	249,875,265	1,734,428	—	176,187,653	(109,750,230)	—	—

	Totals	$515,602,820	$868,952,205	$1,224,834,356	$10,335,509	$—	$176,187,653	$(109,750,230)		$226,158,092
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $15,825,375 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $15,378,660.
	† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	** Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
	Δ Security was not in affiliation as of the end of the reporting period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $11,616,877.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $3,463,000.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund's investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund's investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund's investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the 1940 Act, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $551,604,313 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Futures contracts: The fund used futures contracts for equitizing cash.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $5,056,817 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,463,000 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$916,297,373	$—	$—
Consumer discretionary	1,932,234,061	—	—
Consumer staples	3,362,835,125	—	—
Energy	2,124,764,970	—	—
Financials	5,405,834,761	—	—
Health care	5,246,363,951	—	—
Industrials	3,749,689,155	—	—
Information technology	2,529,753,401	—	—
Materials	2,239,112,882	—	—
Real Estate	614,554,654	—	—
Utilities	1,193,005,749	—	—

Total common stocks	29,314,446,082	—	—
U.S. treasury obligations	—	814,854	—
Short-term investments	2,771,000	1,176,073,833	—

Totals by level	$29,317,217,082	$1,176,888,687	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,862,153)	$—
Futures contracts	2,148,118	—	—

Totals by level	$2,148,118	$(1,862,153)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	700
Forward currency contracts (contract amount)	$1,355,400,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com